Exhibit 10.2

FORM OF

CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT

NISKA GAS STORAGE PARTNERS LLC

Dated as of                       , 2010

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

ARTICLE II

LEVERAGED DISTRIBUTION

i

ii

CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT

This CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of               , 2010 is made by and among Niska GS Holdings US, L.P., a Delaware limited partnership (“Niska US”), Niska Gas Storage Partners LLC, a Delaware limited liability company (the “Company”), Niska Partners Coöperatief U.A., a coöpertief formed in the Netherlands (“DutchCo”), Niska II Holdings, L.P., a Delaware limited partnership (“Niska II Holdings”), Niska HoldCo ULC, an Alberta unlimited liability corporation (“Holdco”), Niska GP ULC, an Alberta unlimited liability corporation (“GP ULC”), Niska II GP LLC, a Delaware limited liability company (“GP Canada LLC”), Niska Gas Storage Canada GP, LLC, a Delaware limited liability company (“Gas Storage Canada GP”), Niska GS Holdings II, L.P. a Delaware limited partnership (“Niska II”), Niska Sponsor Holdings Coopertief U.A., a coöpertief formed in the Netherlands (“Sponsor Holdings”), Niska GS Holdings Canada, L.P., a Delaware limited partnership (“Niska Canada”),  Niska Gas Storage Management LLC, a Delaware limited liability company (the “Manager”) AECO Gas Storage Partnership, an Alberta general partnership (“AECO”), Niska Gas Storage US LLC (“Gas Storage US”) a Delaware limited liability company, Niska Gas Storage Canada, ULC (“Gas Storage Canada”) an Alberta unlimited liability corporation, and Niska Gas Storage Canada, L.P., a Delaware limited partnership (“NGSC”).  The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Manager has formed the Company pursuant to the Delaware Limited Liability Company Act (“Delaware LLC Act”) for the purposes set forth in the Operating Agreement of the Company, dated as of January 26, 2010 (the “Original LLC Agreement”);

WHEREAS, each of the following actions has been taken prior to the date hereof:

1.                                       Carlyle Riverstone Energy Partners III, L.P., a Delaware limited partnership (“GP3”) has formed the Manager to which it has contributed US $1,000 in exchange for all of the membership interests in the Manager;

2.                                       The Manager has formed the Company to which it has contributed US $1,000 in exchange for all of the membership interests in the Company;

3.                                       GP3 and Thomas Walker have collectively formed Niska US and Niska Canada;

4.                                       (i) Niska US has formed Niska US GP LLC, a Delaware limited liability company, and (ii)  Niska Canada has formed GP Canada LLC;

5.                                       Thomas Walker has withdrawn from Niska US, and the limited partners of Niska GS Holdings I, L.P., a Delaware limited partnership (“Niska I”), have received all of the limited partner interests of Niska US in exchange for the contribution of their Class A, B and C limited partner interests in Niska I to Niska US;

6.                                       GP3 has received a non-economic (0%) general partner interest in Niska US in exchange for the contribution of the general partner interest of Niska I to Niska US GP LLC, a Delaware limited liability company (“GP US LLC”);

7.                                       Thomas Walker has withdrawn from Niska Canada, and the limited partners of Niska II have received all of the limited partner interests in Niska Canada in exchange for the contribution of their Class A, B, and C limited partner interests of Niska II to Niska Canada;

8.                                       GP3 has received a non-economic (0%) general partner interest in Niska Canada in exchange for the contribution of the general partner interest in Niska II to GP Canada LLC;

9.                                       Niska US has formed a Delaware limited liability company named Niska GS Venture Holdings LLC (“Upper Co-op Holdings”);

10.                                 Niska US and Upper Co-op Holdings have formed Sponsor Holdings to which they have contributed US$999.99 and US$0.01, respectively, in exchange for 99.999% and 0.001%, respectively, of the membership interests in Sponsor Holdings;

11.                                 The Company has formed Niska Gas Storage Operations LLC, a Delaware limited liability company (“Lower Co-op Holdings”);

12.                                 The Company and Lower Co-Op Holdings have formed DutchCo to which they have contributed US$         and US$        , respectively, in exchange for       % and         %, respectively, of the membership interests in DutchCo;

13.                                 DutchCo has formed Holdco to which it has contributed CN$        in exchange for debt and equity in Holdco;

14.                                 Holdco has formed GP ULC to which it has contributed CN$        in exchange for all of the equity in GP ULC;

15.                                 Niska Canada and GP Canada LLC have formed Niska II Holdings to which they have contributed US$999.99 and US$0.01, respectively, in exchange for a 99.999% limited partner interest in Niska II Holdings and a .001% general partner interest in Niska II Holdings, respectively; and

16.                                 Sponsor Holdings has paid GP3 US $1000 in exchange for all of the membership interests in the Manager.

WHEREAS, pursuant hereto, each of the following will occur at the times specified hereinafter:

1.                                       AECO will loan Gas Storage Canada an amount equal to 65% of the Leveraged Distribution; Gas Storage Canada will loan NGSC an amount equal to 65% of the Leveraged Distribution; NGSC will loan Niska II an amount equal to 65% of the Leveraged Distribution;  Niska II will use the loan proceeds to repay a portion of the note owed to Niska II Holdings in an amount equal to 65% of the Leveraged Distribution; Niska II Holdings will distribute an amount equal to 65% of the Leveraged Distribution to Niska Canada;

2.                                       Gas Storage US will loan an amount equal to 35% of the Leveraged Distribution to Niska I;

3.                                       Niska I will make a distribution in an amount equal to 35% of the Leveraged Distribution to Niska US;

4.                                       Niska US will transfer its membership interests in Niska I and GP US LLC to the Company in exchange for (a) 35% of the Sponsor Common Units, (b) 35% of the Sponsor Subordinated Units, (c) 35% of the Manager Contribution Interest, (d) 35% of the IDRs, and (e) the right to receive 35% of the Deferred Issuance and Distribution (collectively, the “US Consideration”).

5.                                       The Company will transfer (a) 65% of the Sponsor Common Units, (b) 65% of the Sponsor Subordinated Units, (c) 65% of the Manager Contribution Interest, (d) 65% of the IDRs and (e) the right to receive 65% of the Deferred Issuance and Distribution to DutchCo (collectively, the “Canadian Consideration”) in exchange for a US$         million note with an interest rate of        %, a US$         million note with an interest rate of          % and equity interests of DutchCo.

6.                                       Niska II Holdings will transfer a note in the amount of             owed to it by Niska II and 100% of the limited partner interest in Niska II to DutchCo in exchange for all of the Canadian Consideration other than       Common Units and       Subordinated Units (the “Residual Units”).

7.                                       DutchCo will convey the Residual Units to Holdco as a capital contribution and Holdco will add the fair market value of the Residual Units to the stated capital account of Holdco’s issued and outstanding shares;

8.                                       Holdco will convey the Residual Units to GP ULC as a capital contribution and GP ULC will add the fair market value of the Residual Units to the stated capital account of GP ULC’s issued and outstanding shares;

9.                                       GP ULC will convey       Common Units and       Subordinated Units (a portion of the Residual Units) to GP Canada LLC in exchange for GP Canada LLC’s general partner interest in Niska II;

10.                                 GP Canada LLC will contribute the Residual Units it received to Niska II Holdings;

11.                                 GP ULC will convey      Common Units and       Subordinated Units (a portion of the Residual Units) to Gas Storage Canada GP in exchange for Gas Storage Canada GP’s general partner interest in NGSC;

12.                                 Gas Storage Canada GP will distribute the Residual Units it received to Niska II Holdings;

13.                                 DutchCo will contribute the limited partner interests in Niska II and Niska II’s US$         outstanding indebtedness to Holdco in exchange for Holdco equity with a value of US$        and indebtedness of US$         with an interest rate of       %;

14.                                 Holdco will contribute Niska II’s US $      outstanding indebtedness to Niska II in exchange for additional limited partner interests in Niska II;

15.                                 Niska US and Niska II Holdings will collectively contribute: (a) the Sponsor Common Units, (b) the Sponsor Subordinated Units, (c) 100% of the IDRs, (d) 100% of the right to receive the Deferred Issuance and Distribution and (e) the 2.0% membership interest, to Sponsor Holdings in exchange for 100% of the equity of Sponsor Holdings;

16.                                 Sponsor Holdings will contribute the Manager Contribution Interest to the Manager; and

17.                                 In connection with the Offering, the public, through the underwriters, will contribute an amount agreed upon by the Underwriters and the Company pursuant to the Underwriting Agreement, less the Underwriters’ Spread in exchange for the Firm Units.

WHEREAS, the Company may adjust upward or downward the number of Firm Units to be offered to the public through the Underwriters.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

The following defined terms will have the meanings given below:

“AECO” has the meaning set forth in the opening paragraph of this Agreement.

“Agreement” means this Contribution, Assignment and Assumption Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Unit” means a common unit representing a member interest in the Company having the rights set forth in the LLC Agreement.

“Company” has the meaning set forth in the opening paragraph of this Agreement.

“Deferred Issuance and Distribution” has the meaning set forth in the LLC Agreement.

“Delaware LLC Act” has the meaning set forth in the Recitals of this Agreement.

“DutchCo” has the meaning set forth in the opening paragraph of this Agreement.

“Effective Time” means 8:00 a.m. prevailing Eastern Time on the date of the closing of the Offering.

“Firm Units” means the Common Units to be sold to the Underwriters pursuant to the terms of the Underwriting Agreement, but does not include any Option Units.

“Gas Storage Canada” has the meaning set forth in the opening paragraph of this Agreement.

“Gas Storage Canada GP” has the meaning set forth in the opening paragraph of this Agreement.

“Gas Storage US” has the meaning set forth in the opening paragraph of this Agreement.

“GP3” has the meaning set forth in the Recitals of this Agreement.

“GP Canada LLC” has the meaning set forth in the opening paragraph of this Agreement.

“GP ULC” has the meaning set forth in the opening paragraph of this Agreement.

“GP US LLC” has the meaning set forth in the Recitals of the Agreement.

“Holdco” has the meaning set forth in the opening paragraph of this Agreement.

“IDRs” means the incentive distribution rights of the Company having the rights set forth in the LLC Agreement.

“Leveraged Distribution” means the borrowing by AECO and Gas Storage US and the distribution, directly or indirectly (and including by means of inter-company loans), of an amount equal to the proceeds of the Offering, less the Underwriters’ Spread on the Firm Units, Offering Expenses, and Retained Cash.

“LLC Agreement” means the First Amended and Restated Operating Agreement of the Company, substantially in the form attached as Appendix A to the Registration Statement.

“Lower Co-op Holdings” has the meaning set forth in the Recitals of this Agreement.

“Manager” has the meaning set forth in the opening paragraph of this Agreement.

“Manager Contribution Interest” means a membership interest in the Company that, when contributed to the Manager pursuant to Section 3.15 will be the Managing Member Interest (as defined in, and having the rights set forth in, the LLC Agreement), which Managing Member Interest will result in the Manager having a Percentage Interest of 2% after giving effect to any exercise of the Over-Allotment Option and the Deferred Issuance and Distribution.

“NGSC” has the meaning set forth in the opening paragraph of this Agreement.

“Niska Canada” has the meaning set forth in the opening paragraph of this Agreement.

“Niska I” has the meaning set forth in the Recitals of this Agreement.

“Niska II” has the meaning set forth in the opening paragraph of this Agreement.

“Niska II Holdings” has the meaning set forth in the opening paragraph of this Agreement.

“Niska US” has the meaning set forth in the opening paragraph of this Agreement.

“Offering” means the initial public offering of the Company.

“Offering Expenses” shall mean the retention by the Company of $4.0 million to pay estimated expenses incurred by the Company in connection with the Offering.

“Option Units” means the Common Units the Company agrees to issue upon exercise of the Over-Allotment Option.

“Original LLC Agreement” has the meaning set forth in the Recitals of this Agreement.

“Over-Allotment Option” means a number of Common Units equal to 15% of the Firm Units, which the Company will agree to sell to the Underwriters, at their option, to cover over-allotments in connection with the Offering.

“Party” or “Parties” has the meaning set forth in the opening paragraph of this Agreement.

“Registration Statement” means the Registration Statement on Form S-1 filed with the Commission (Registration No. 333-165007), as amended.

“Residual Units” has the meaning set forth in the Recitals of this Agreement.

“Retained Cash” means $60.0 million of proceeds of the Offering to be retained by the Company for general company purposes.

“Sponsor Common Units” means 16,304,745 Common Units, provided that if the Company increases the number of Firm Units, the Sponsor Common Units will be decreased by a number of Common Units equal to 115% (to accommodate the corresponding increase in the number of Option Units and Deferred Issuance and Distribution) of such increase and if the Company decreases the number of Common Units offered to the public through the Underwriters, the Sponsor Common Units will be increased by a number of Common Units equal to 115% of such decrease.

“Sponsor Holdings” has the meaning set forth in the opening paragraph of this Agreement.

“Sponsor Subordinated Units” means 33,804,745 Subordinated Units.

“Subordinated Unit” means a subordinated unit representing a member interest in the Company having the rights set forth in the LLC Agreement.

“Underwriters” the underwriting syndicate listed in the Underwriting Agreement.

“Underwriting Agreement” means a firm commitment underwriting agreement to be entered into between the Company and the underwriters named in the Registration Statement.

“Underwriters’ Spread” shall mean the total amount of the Underwriters’ discount and structuring fee.

“Upper Co-op Holdings” has the meaning set forth in the Recitals of this Agreement.

“US Consideration” has the meaning set forth in the Recitals of this Agreement.

Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the LLC Agreement.

ARTICLE II

LEVERAGED DISTRIBUTION

After execution of the Underwriting Agreement, but prior to the Effective Time, the following borrowings, loans and distributions shall occur:

Section 2.1             Canadian Distribution.  AECO will borrow an amount equal to 65% of the Leveraged Distribution under its revolving credit facility and loan such funds to Gas Storage Canada; Gas Storage Canada will loan such funds to NGSC; NGSC will loan such funds to Niska II; Niska II use such funds to repay a portion of the note owed to Niska II Holdings; Niska II Holdings will distribute such funds to Niska Canada.

Section 2.2             US Distribution.  Gas Storage US will borrow an amount equal to 35% of the Leveraged Distribution under its revolving credit facility and loan such amount to Niska I; Niska I will distribute such funds to Niska US.

ARTICLE III

CONTRIBUTIONS AND DISTRIBUTIONS ON EFFECTIVE DATE

The following shall be completed immediately following the Effective Time in the order set forth herein.

Section 3.1             Execution of LLC Agreement.  The Manager shall amend and restate the Original LLC Agreement by executing the LLC Agreement in substantially the form included as Appendix A to the Registration Statement, with such changes as are necessary to reflect any adjustment to the number of Firm Units and Option Units as the Company may agree with the Underwriters and such other changes as the Company, Niska Canada and Niska US may agree.

Section 3.2             US Asset Contribution.  Niska US hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Company, its successors and assigns, for its and their own use forever, and the Company hereby accepts such grant, contribution, bargain, conveyance, assignment, transfer, set over and delivery, all of its interests in Niska I and GP US LLC in exchange for the US Consideration.

Section 3.3             Conveyance of Company Interests to DutchCo.  The Company hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers the Canadian Consideration to DutchCo, its successors and assigns, for its and their own use forever, and DutchCo hereby accepts such grant, contribution, bargain, conveyance, assignment, transfer, set over and delivery in exchange for a US$         million note with an interest rate of       %, US$         million note with an interest rate of        % of DutchCo.

Section 3.4             Transfer of Niska II Interests to DutchCo.  Niska II Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers a note in the amount of US$         owed to it by Niska II and 100% of the limited partner interest in Niska II to DutchCo, it successors and assigns, for its and their own use forever, and DutchCo hereby accepts such grant, contribution, bargain, conveyance, assignment, transfer, set over and delivery in exchange for all of the Canadian Consideration other than the Residual Units.

Section 3.5             Conveyance of Equity to Holdco.  DutchCo hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers the Residual Units to Holdco, its successors and assigns, for its and their own use forever, and Holdco hereby accepts such grant, contribution, bargain, conveyance, assignment, transfer, set over and delivery as a capital contribution, and Holdco will add the fair market value of the Residual Units to the stated capital account of Holdco’s issued and outstanding shares.

Section 3.6             Conveyance of Equity to GP ULC.  Holdco hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers the Residual Units to GP ULC, its successors and assigns, for its and their own use forever, and GP ULC hereby accepts such grant, contribution, bargain, conveyance, assignment, transfer, set over and delivery as a capital contribution, and GP ULC will add the fair market value of the Residual Units to the stated capital account of GP ULC’s issued and outstanding shares.

Section 3.7             Conveyance of Equity to GP Canada LLC.  GP ULC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers       Common Units and       Subordinated Units to GP Canada LLC, its successors and assigns, for its and their own use forever and GP Canada LLC hereby accepts such grant, contribution, bargain, conveyance, assignment, transfer, set over and delivery in exchange for GP Canada LLC’s 0.001% general partner interest in Niska II.

Section 3.8             Contribution of Equity to Niska II Holdings.  GP Canada LLC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers       Common Units and       Subordinated Units to Niska II Holdings, its successors and assigns, for its and their own use forever, and Niska II Holdings hereby accepts such grant, contribution, bargain, conveyance, assignment, transfer, set over and delivery.

Section 3.9             Conveyance of Equity to Gas Storage Canada GP.  GP ULC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers       Common Units and       Subordinated Units to Gas Storage Canada GP, its successors and assigns, for its and their own use forever in exchange for Gas Storage Canada GP’s 0.001% general partner interest in NGSC.

Section 3.10           Distribution of Equity to Niska II Holdings.  Gas Storage Canada GP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers       Common Units and       Subordinated Units to Niska II Holdings, its successors and assigns, for its and their own use forever.

Section 3.11           Contribution of Niska II Interests to Holdco.  DutchCo hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers the note in the amount of $                  owed to it by Niska II and 100% of the limited partner interest in Niska II to Holdco, its successors and assigns, for its and their own use forever, and Holdco hereby accepts such grant, contribution, bargain, conveyance, assignment, transfer, set over and delivery in exchange for Holdco equity with a value of US$         and indebtedness of US$         with an interest rate of      %.

Section 3.12           Contribution of Niska II Indebtedness to Niska II.  Holdco hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers the note of Niska II in the amount of $                  to Niska II and Niska II hereby accepts such grant, contribution, bargain, conveyance, assignment, transfer, set over and delivery of such note and issues to Holdco limited partner interests in Niska II in exchange for such note.

Section 3.13           US Contribution to Sponsor Holdings.  Niska US hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers the US Consideration to Sponsor Holdings, its successors and assigns, for its and their own use forever in exchange for 35% of the equity interests in Sponsor Holdings.

Section 3.14           Canadian Contribution to Sponsor Holdings.  Niska II Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers the Canadian Consideration to Sponsor Holdings, its successors and assigns, for its and their own use forever in exchange for 65% of the equity interests in Sponsor Holdings.

Section 3.15           Contribution of Manager Contribution Interest to the Manager.  Sponsor Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers the Manager Contribution Interest to the Manager, its successors and assigns, for its and their own use forever.

Section 3.16           Distribution of Equity in Sponsor Holdings to Niska Canada.  Niska II Holdings hereby distributes its      % equity interest in Sponsor Holdings to Niska Canada as a return of Niska Canada’s capital.

Section 3.17           Execution of Registration Rights Agreement.  Sponsor Holdings and the Company shall execute the registration rights agreement, in substantially the form attached as Exhibit 10.7 to the Registration Statement, pursuant to which the Company shall agree to register with the Commission certain equity interests in the Company in accordance with the terms provided therein.

Section 3.18           Underwriters’ Cash Contribution.  The Parties acknowledge that the Company is undertaking the Offering, and the Underwriters will, pursuant to the Underwriting Agreement, agree to make a capital contribution to the Company of an amount determined pursuant to the terms of the Underwriting Agreement in exchange for the issuance by the Partnership to the Underwriters of the Firm Units.

ARTICLE IV

DEFERRED ISSUANCE AND DISTRIBUTION

Section 4.1             Deferred Issuance and Distribution.  Upon the earlier to occur of the expiration of the Over-Allotment Option period or the exercise in full of the Over-Allotment Option, the Company shall issue to Sponsor Holdings a number of additional Common Units that is equal to the excess, if any, of (x) the total number of Option Units over (y) the aggregate number of Common Units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise(s) of the Over-Allotment Option.  Upon each exercise of the Over-Allotment Option, the Company shall distribute to Sponsor Holdings an amount of cash equal to the net proceeds (after underwriting discounts) of each such exercise.

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.1             Effective Time.  Notwithstanding anything contained in this Agreement to the contrary, the provisions of Article II, Article III, Article IV and Section 5.2 shall not be binding or have any effect until the Company executes the Underwriting Agreement, at which time all such provisions shall be effective and operative without further action by any Party hereto.

Section 5.2             Further Assurances.  From time to time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignment, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more full and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (c) more fully and effectively to carry out the purposes and intend of this Agreement.

Section 5.3             Headings; References, Interpretation.  All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 5.4             Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 5.5             No Third Party Rights.  The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 5.6             Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all signatory Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.  The delivery of an executed counterpart copy of this Agreement by facsimile or electronic transmission in PDF format shall be deemed to be the equivalent of the delivery of originally executed copy thereof.

Section 5.7             Applicable Law; Forum, Venue and Jurisdiction.

(a)           This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

(b)           Each of the Parties:

(i)            irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to this Agreement shall be exclusively brought in the Court of Chancery of the State of Delaware;

(ii)           irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware in connection with any such claim, suit, action or proceeding;

(iii)          agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of the Court of Chancery of the State of Delaware or of any other court to which proceedings in the Court of Chancery of the State of Delaware may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper;

(iv)          expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding;

(v)           consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law.

Section 5.8             Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provisions or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 5.9             Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.

Section 5.10           Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date of this Agreement.

Section 5.11           Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

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IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed as of the date first above written.

Niska GS Holdings US, L.P.

By:
Name:
Title:

Niska Gas Storage Partners LLC

By:
Name:
Title:

Niska Partners Coöpertief U.A.

By:
Name:
Title:

Niska II Holdings, L.P.

By:
Name:
Title:

Niska Holdco ULC

By:
Name:
Title:

Signature Pages to Contribution, Assignment and Assumption Agreement

Niska GP ULC

By:
Name:
Title:

Niska II GP LLC

By:
Name:
Title:

Niska Gas Storage Canada GP, LLC

By:
Name:
Title:

Niska GS Holdings II, L.P.

By:
Name:
Title:

Niska Sponsor Holdings Coöpertief, U.A.

By:
Name:
Title:

Signature Pages to Contribution, Assignment and Assumption Agreement

Niska GS Holdings Canada, L.P.

By:
Name:
Title:

Niska Gas Storage Management LLC

By:
Name:
Title:

AECO Gas Storage Partnership

By:
Name:
Title:

Niska Gas Storage US LLC

By:
Name:
Title:

Niska Gas Storage Canada, ULC

By:
Name:
Title:

Signature Pages to Contribution, Assignment and Assumption Agreement

Niska Gas Storage Canada, L.P.

By:
Name:
Title:

Signature Pages to Contribution, Assignment and Assumption Agreement